UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

American Bitcoin Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! AMERICAN BITCOIN CORP. 2026 Annual Meeting Vote by June 21, 2026 11:59 PM ET The image features a logo for American BTC, which is displayed in a blue and white color scheme. AI generated content AMERICAN BITCOIN CORP. 1101 BRICKELL AVE, SUITE 1500 MIAMI, FL 33131 V95151-P51729 You invested in AMERICAN BITCOIN CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 22, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 22, 2026 10:00 a.m. Eastern Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/ABTC2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. The election of Asher Genoot as the Class I director for a three-year term of office expiring at the 2029 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal. For 2. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. The approval of an amendment to our amended and restated certificate of incorporation, as amended, to effect, at the discretion of our board of directors, a reverse stock split with respect to our outstanding shares of common stock at a ratio within a range of 1-for-5 to 1-for-40 (or any number in between), with the ratio within such range to be determined at the discretion of our board of directors, without reducing the authorized number of shares of our common stock. For NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95152-P51729